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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                         ___________________________________


                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 12, 1998


                                   IDT CORPORATION
                ------------------------------------------------------
                (Exact name of Registrant as Specified in its Charter)


          DELAWARE                        0-27898                     22-3415036
----------------------------       ---------------------    ---------------------------------
(State or Other Jurisdiction       (Commission File No.)    (IRS Employer Identification No.)
     of Incorporation)




     190 MAIN STREET, HACKENSACK, NEW JERSEY                       07601
     ----------------------------------------                    ----------
     (Address of Principal Executive Offices)                    (Zip Code)


                                    (201) 928-1000
                 ----------------------------------------------------
                 (Registrant's Telephone Number, Including Area Code)








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                         INFORMATION TO BE INCLUDED IN REPORT

ITEM 5.     OTHER EVENTS.

            On February 12, 1998, the Registrant issued a press release announcing the private placement of $100,000,000 aggregate principal amount of 8 3/4 % Senior Notes due 2006 pursuant to an Indenture between the Registrant and First Trust National Association, as trustee thereunder.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
                    Not applicable.

            (b)     PRO FORMA FINANCIAL INFORMATION.
                    Not applicable.

            (c)     EXHIBITS.

                   Exhibit                             Description
                   -------                             -----------
                     No.
                     ---

                     99.1     IDT Corporation Press Release, dated February 12,
                              1998.


                                          2

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                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        IDT CORPORATION



                                        By  /s/ Joyce J. Mason
                                           -------------------------------------
                                            Joyce J. Mason
                                            Secretary and General Counsel

Date:  February  19, 1998


                                          3

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                                    EXHIBIT INDEX


Exhibit No.                                Description
-----------                                -----------

   99.1        IDT Corporation Press Release, dated February 12, 1998.


                                          4